Supplement to the
Fidelity® SAI Alternative Risk Premia Strategy Fund
September 28, 2024
Summary Prospectus

Farouk Jivraj no longer serves as Co-Portfolio Manager of the fund.
The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Thomas McFarren (Portfolio Manager) has managed the fund since 2023.
CUA-SUSTK-1224-100 1.9919172.100	December 13, 2024